FROST FAMILY OF FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Frost Family of Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Frost Growth Equity Fund, a series of the Advisors’ Inner Circle Fund II (the “Target Trust”), into the Frost Growth Equity Fund, a series of the Trust; (ii) the reorganization of the Frost Mid Cap Equity Fund, a series of the Target Trust, into the Frost Growth Equity Fund, a series of the Trust; (iii) the reorganization of the Frost Value Equity Fund, a series of the Target Trust, into the Frost Value Equity Fund, a series of the Trust; (iv) the reorganization of the Frost Low Duration Bond Fund, a series of the Target Trust, into the Frost Low Duration Bond Fund, a series of the Trust; (v) the reorganization of the Frost Municipal Bond Fund, a series of the Target Trust, into the Frost Municipal Bond Fund, a series of the Trust; (vi) the reorganization of the Frost Total Return Bond Fund, a series of the Target Trust, into the Frost Total Return Bond Fund, a series of the Trust; and (vii) the reorganization of the Frost Credit Fund, a series of the Target Trust, into the Frost Credit Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Tom Stringfellow	Date: February 25, 2019
Tom Stringfellow
Trustee

FROST FAMILY OF FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Frost Family of Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Frost Growth Equity Fund, a series of the Advisors’ Inner Circle Fund II (the “Target Trust”), into the Frost Growth Equity Fund, a series of the Trust; (ii) the reorganization of the Frost Mid Cap Equity Fund, a series of the Target Trust, into the Frost Growth Equity Fund, a series of the Trust; (iii) the reorganization of the Frost Value Equity Fund, a series of the Target Trust, into the Frost Value Equity Fund, a series of the Trust; (iv) the reorganization of the Frost Low Duration Bond Fund, a series of the Target Trust, into the Frost Low Duration Bond Fund, a series of the Trust; (v) the reorganization of the Frost Municipal Bond Fund, a series of the Target Trust, into the Frost Municipal Bond Fund, a series of the Trust; (vi) the reorganization of the Frost Total Return Bond Fund, a series of the Target Trust, into the Frost Total Return Bond Fund, a series of the Trust; and (vii) the reorganization of the Frost Credit Fund, a series of the Target Trust, into the Frost Credit Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert Nesher	Date: February 25, 2019
Robert Nesher
Trustee

FROST FAMILY OF FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Frost Family of Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Frost Growth Equity Fund, a series of the Advisors’ Inner Circle Fund II (the “Target Trust”), into the Frost Growth Equity Fund, a series of the Trust; (ii) the reorganization of the Frost Mid Cap Equity Fund, a series of the Target Trust, into the Frost Growth Equity Fund, a series of the Trust; (iii) the reorganization of the Frost Value Equity Fund, a series of the Target Trust, into the Frost Value Equity Fund, a series of the Trust; (iv) the reorganization of the Frost Low Duration Bond Fund, a series of the Target Trust, into the Frost Low Duration Bond Fund, a series of the Trust; (v) the reorganization of the Frost Municipal Bond Fund, a series of the Target Trust, into the Frost Municipal Bond Fund, a series of the Trust; (vi) the reorganization of the Frost Total Return Bond Fund, a series of the Target Trust, into the Frost Total Return Bond Fund, a series of the Trust; and (vii) the reorganization of the Frost Credit Fund, a series of the Target Trust, into the Frost Credit Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ George Sullivan	Date: February 25, 2019
George Sullivan
Trustee

FROST FAMILY OF FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Frost Family of Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Frost Growth Equity Fund, a series of the Advisors’ Inner Circle Fund II (the “Target Trust”), into the Frost Growth Equity Fund, a series of the Trust; (ii) the reorganization of the Frost Mid Cap Equity Fund, a series of the Target Trust, into the Frost Growth Equity Fund, a series of the Trust; (iii) the reorganization of the Frost Value Equity Fund, a series of the Target Trust, into the Frost Value Equity Fund, a series of the Trust; (iv) the reorganization of the Frost Low Duration Bond Fund, a series of the Target Trust, into the Frost Low Duration Bond Fund, a series of the Trust; (v) the reorganization of the Frost Municipal Bond Fund, a series of the Target Trust, into the Frost Municipal Bond Fund, a series of the Trust; (vi) the reorganization of the Frost Total Return Bond Fund, a series of the Target Trust, into the Frost Total Return Bond Fund, a series of the Trust; and (vii) the reorganization of the Frost Credit Fund, a series of the Target Trust, into the Frost Credit Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Joe Grause	Date: February 25, 2019
Joe Grause
Trustee

FROST FAMILY OF FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Frost Family of Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Frost Growth Equity Fund, a series of the Advisors’ Inner Circle Fund II (the “Target Trust”), into the Frost Growth Equity Fund, a series of the Trust; (ii) the reorganization of the Frost Mid Cap Equity Fund, a series of the Target Trust, into the Frost Growth Equity Fund, a series of the Trust; (iii) the reorganization of the Frost Value Equity Fund, a series of the Target Trust, into the Frost Value Equity Fund, a series of the Trust; (iv) the reorganization of the Frost Low Duration Bond Fund, a series of the Target Trust, into the Frost Low Duration Bond Fund, a series of the Trust; (v) the reorganization of the Frost Municipal Bond Fund, a series of the Target Trust, into the Frost Municipal Bond Fund, a series of the Trust; (vi) the reorganization of the Frost Total Return Bond Fund, a series of the Target Trust, into the Frost Total Return Bond Fund, a series of the Trust; and (vii) the reorganization of the Frost Credit Fund, a series of the Target Trust, into the Frost Credit Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Bruce Speca	Date: February 25, 2019
Bruce Speca
Trustee

FROST FAMILY OF FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Frost Family of Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Dianne Descoteaux my true and lawful attorney, with full power to her to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Frost Growth Equity Fund, a series of the Advisors’ Inner Circle Fund II (the “Target Trust”), into the Frost Growth Equity Fund, a series of the Trust; (ii) the reorganization of the Frost Mid Cap Equity Fund, a series of the Target Trust, into the Frost Growth Equity Fund, a series of the Trust; (iii) the reorganization of the Frost Value Equity Fund, a series of the Target Trust, into the Frost Value Equity Fund, a series of the Trust; (iv) the reorganization of the Frost Low Duration Bond Fund, a series of the Target Trust, into the Frost Low Duration Bond Fund, a series of the Trust; (v) the reorganization of the Frost Municipal Bond Fund, a series of the Target Trust, into the Frost Municipal Bond Fund, a series of the Trust; (vi) the reorganization of the Frost Total Return Bond Fund, a series of the Target Trust, into the Frost Total Return Bond Fund, a series of the Trust; and (vii) the reorganization of the Frost Credit Fund, a series of the Target Trust, into the Frost Credit Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date: February 25, 2019
Michael Beattie
President

FROST FAMILY OF FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Frost Family of Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement(s) for the Trust on Form N-14 with regard to the following reorganizations: (i) the reorganization of the Frost Growth Equity Fund, a series of the Advisors’ Inner Circle Fund II (the “Target Trust”), into the Frost Growth Equity Fund, a series of the Trust; (ii) the reorganization of the Frost Mid Cap Equity Fund, a series of the Target Trust, into the Frost Growth Equity Fund, a series of the Trust; (iii) the reorganization of the Frost Value Equity Fund, a series of the Target Trust, into the Frost Value Equity Fund, a series of the Trust; (iv) the reorganization of the Frost Low Duration Bond Fund, a series of the Target Trust, into the Frost Low Duration Bond Fund, a series of the Trust; (v) the reorganization of the Frost Municipal Bond Fund, a series of the Target Trust, into the Frost Municipal Bond Fund, a series of the Trust; (vi) the reorganization of the Frost Total Return Bond Fund, a series of the Target Trust, into the Frost Total Return Bond Fund, a series of the Trust; and (vii) the reorganization of the Frost Credit Fund, a series of the Target Trust, into the Frost Credit Fund, a series of the Trust, and any and all Amendments to said Registration Statement(s), and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Stephen Connors	Date: February 25, 2019
Stephen Connors
Treasurer